EXHIBIT 10.12



                            PROMISSORY NOTE EXTENSION

         The undersigned, The Holding Company, being the holder of a promissory note (the "Note") from Logic Devices Incorporated dated February 24, 1999 in the principal amount of $150,000, hereby agrees to the extension of the Maturity Date, as defined in the Note, to November 30, 1999.

September 30, 1999




                                                 The Holding Company

                                                 By:  /s/ Burton W. Kanter
                                                    --------------------------
                                                        Burton W. Kanter
                                                        President









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